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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 15, 2000
                                                --------------------------------




                          Return Assured Incorporated
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             (Exact name of registrant as specified in its charter)



                  Delaware                                 13-3896069
      ---------------------------------                -------------------
        (State or other jurisdiction                      (IRS Employer
      of incorporation or organization)                Identification No.)



    1901 Avenue of the Stars, Suite 1710, Los Angeles, California     90067
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(Address of principal executive offices)                            (Zip Code)



                                  888-884-8809
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              (Registrant's Telephone Number, Including Area Code)



                          Hertz Technology Group, Inc.
                   75 Varick Street, New York, New York 10013
     ---------------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)


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Item 5. Other Events

                              FREE LOTTO AGREEMENT

         On December 15, 2000, we entered into a Program Promotion Agreement with PlasmaNet, Inc., the provider of FreeLotto.com, a free online sweepstakes. Under the agreement, PlasmaNet and Return Assured will create promotional programs (shopping clubs, marketing offers, etc.) enhanced by FreeLotto's relationship with its approximate 12 million registered users.

         Under the programs, FreeLotto members that opt-in, will have their contact information forwarded to us in real-time for the purpose of new membership / database relationship management. The first program has a target of a minimum of 1,000,000 registrations within four months of the launch of the program, with our option to renew for an additional 1,000,000 members. Benefits to us include:

o        a low-cost vehicle to promote brand ubiquity,
o        the expedient development of a large, interested audience, and
o a powerful relationship to leverage for our member merchant's benefit, towards their sales efforts.

         In exchange for the above-mentioned membership generation, we will, at the end of each calendar week, issue $6 worth of our common stock to PlasmaNet for each new member referred by PlasmaNet and registered by us for that week.

         We have delivered into escrow 1,400,000 shares of common stock. We have agreed to register the resale of such shares, however, PlasmaNet has agreed not to sell any such shares for a 30 day period after receiving such shares.

         Of the 1,400,000 shares in escrow, 542,066 shares have been delivered to PlasmaNet for the first 200,000 registrations, which shares will be returned to us if the program fails to result in 200,000 registrations.

         The agreement terminates automatically on December 15, 2001. PlasmaNet may terminate the agreement if we breach the agreement. We may terminate the agreement if:

o PlasmaNet refers less than 200,000 members within 60 days of the launch of the program;
o        PlasmaNet materially breaches any provisions of the agreement, or
o        Once PlasmaNet has received 1,400,000 shares under the agreement.

                               BOARD OF DIRECTORS

         On December 15, 2000, John A. Carter's resignation as one of our directors was accepted.


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Item 7.  Financial Statements and Exhibits

(a)      None.

(b)      Exhibits.

         10.1     Program Promotion Agreement and Exhibits

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RETURN ASSURED INCORPORATED



Date: January 10, 2001                       By: /s/ MATTHEW SEBAL
                                                --------------------------------
                                                Matthew Sebal, President


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                                 EXHIBIT INDEX

         10.1     Program Promotion Agreement and Exhibits


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